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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
S.Y. Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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S.Y. Bancorp, Inc.
1040 East Main Street
Louisville, Kentucky 40206
502.582.2571

March 19, 2004

Dear Shareholder:

        We cordially invite you to attend the 2004 Annual Meeting of Shareholders of S.Y. Bancorp, Inc., which will be held at 10:00 a.m., Eastern Daylight Time, on Wednesday, April 21, 2004, at Churchill Downs, The Derby Room, 700 Central Avenue, Louisville, Kentucky 40208.

        The enclosed Notice and Proxy Statement contain complete information about matters to be considered at the Annual Meeting, at which we will also review S.Y. Bancorp's business and operations. Only shareholders and their proxies are entitled to vote at the Annual Meeting.

        We hope you will attend the meeting. Your vote is important. Whether or not you plan to attend, we urge you to complete, sign and return the enclosed proxy card, so that your shares will be represented and voted at the Annual Meeting.

Sincerely yours,

David H. Brooks

Chairman and Chief Executive Officer

S.Y. Bancorp, Inc.
1040 East Main Street
Louisville, Kentucky 40206

NOTICE OF THE

2004 ANNUAL MEETING OF SHAREHOLDERS

March 19, 2004

To our Shareholders:

        The Annual Meeting of Shareholders of S.Y. Bancorp, Inc., a Kentucky corporation, will be held on Wednesday, April 21, 2004 at 10:00 a.m., Eastern Daylight Time, at Churchill Downs, The Derby Room, 700 Central Avenue, Louisville, Kentucky 40208 for the following purposes:

(1)
To approve the action of the Board of Directors fixing the number of directors at thirteen and to elect four Directors;

(2)
To approve the proposed amendments to the 1995 Stock Incentive Plan to reserve an additional 120,000 shares of Common Stock for issuance under the Plan and to permit additional stock option grants to nonemployee directors of up to a total of 10,000 shares.

(3)
To transact such other business as may properly come before the meeting.

        The record date for the determination of the shareholders entitled to vote at the meeting or at any adjournment thereof is the close of business on March 12, 2004.

        We hope you will be represented at the meeting. Please sign and return the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person. Your vote is important. The Board of Directors of Bancorp appreciates the cooperation of shareholders in directing proxies to vote at the meeting.

By Order of the Board of Directors
David H. Brooks Chairman and Chief Executive Officer

WE URGE SHAREHOLDERS TO MARK, SIGN AND RETURN
PROMPTLY THE ACCOMPANYING PROXY CARD

S.Y. Bancorp, Inc.
1040 East Main Street
Louisville, Kentucky 40206

PROXY STATEMENT
FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

About the Annual Meeting

  Why have I received these materials?

        We are mailing the accompanying proxy to shareholders on or about March 19, 2004. The proxy is solicited by the Board of Directors of S.Y. Bancorp Inc. (referred to throughout this Proxy Statement as "S.Y. Bancorp" or "we" or "our") in connection with our Annual Meeting of Shareholders that will take place on Wednesday, April 21, 2004. We cordially invite you to attend the Annual Meeting and request you to vote on the proposals described in this Proxy Statement.

  What am I voting on?

    •
    Approving the action of the Board of Directors fixing the number of directors at thirteen and electing four directors.

    •
    Approving proposed amendments to the 1995 Stock Incentive Plan to reserve an additional 120,000 shares of Common Stock for issuance under the Plan and to permit additional stock option grants to nonemployee directors of up to a total of 10,000 shares.

  Where can I find more information about these voting matters?

    •
    Information about nominees for reelection is contained in ITEM 1.

    •
    Information about the proposed amendments to the 1995 Stock Incentive Plan is contained in ITEM 2.

  What is the relationship of S.Y. Bancorp and Stock Yards Bank & Trust Company?

        S.Y. Bancorp is the holding company for Stock Yards Bank & Trust Company (referred to throughout this Proxy Statement as "the Bank"). S.Y. Bancorp owns 100% of Stock Yards Bank & Trust Company. Because S.Y. Bancorp has no operations of its own, its business and that of Stock Yards Bank & Trust Company are essentially the same.

  Who is entitled to vote at the Annual Meeting?

        Holders of common stock ("Common Stock") of S.Y. Bancorp as of the close of business on March 12, 2004 will be entitled to vote at the Annual Meeting. On March 12, 2004, there were 13,735,877 shares of Common Stock outstanding and entitled to vote, each of which is entitled to one vote except that cumulative voting applies in the election of directors.

  How do I vote my shares at the Annual Meeting?

        If you are a "record" shareholder of Common Stock (that is, if you hold Common Stock in your own name in S.Y. Bancorp's stock records maintained by our transfer agent, Stock Yards Bank & Trust Company), you may complete and sign the accompanying proxy card and return it to S.Y. Bancorp or deliver it in person. Shares will be voted as you instruct. If you return your proxy card and do not mark your voting instructions on your signed card, David Brooks and David Heintzman, as proxies named on the proxy card, will vote FOR the election of the four director nominees and FOR approval of proposed amendments to the 1995 Stock Incentive Plan.

        "Street name" shareholders of Common Stock (that is, shareholders who hold Common Stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and to follow the voting instructions on such form.

        If you are a participant in the Stock Yards Bank & Trust Company Employees Stock Ownership Plan or the Stock Yards Bank & Trust Company 401(k) Profit Sharing Plan, you will receive a proxy card(s) for the shares that you own through those savings plans. That proxy card will serve as a voting instruction card for the trustees of those plans. If you own shares through these plans and do not vote, the plan trustees will vote the plan shares in the same proportion as shares for which instructions were received under each plan.

  Can I change my vote after I return my proxy card?

        Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation to the Secretary of S.Y. Bancorp or a proxy bearing a later date. Or you may attend the annual meeting, revoke your proxy and vote in person. In each event, the later submitted vote will be recorded and the earlier vote revoked. Your attendance at the Annual Meeting will not revoke your proxy unless you provide written notice of revocation.

        What constitutes a quorum for purposes of the Annual Meeting?

        The presence at the Annual Meeting in person or by proxy of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

  What vote is required to approve each item?

        Directors will be elected by a plurality of the total votes cast at the Annual Meeting. Assuming four directors are to be elected, a plurality means that the four nominees receiving the highest number of votes will be deemed elected. The proposed amendments to the 1995 Stock Incentive Plan and any other item to be voted upon at the Annual Meeting will pass if votes cast in its favor exceed votes cast against it.

  How do I cumulatively vote for directors?

        In the election of directors, shareholders have cumulative voting rights. Under cumulative voting rights, each shareholder is entitled to cast as many votes in the aggregate as equal the number of shares of S.Y. Bancorp Common Stock owned by him or her multiplied by the number of directors to be elected. Each shareholder, or his or her proxy, may cast all of his or her votes, as thus determined, for a single nominee for director or may distribute them among two or more nominees, in the shareholder's discretion.

  Who counts the votes?

        Judges appointed for the meeting will tabulate votes cast in person or by proxy at the Annual Meeting. These judges also certify the results of the voting. The judges will also determine whether or not a quorum is present at the meeting.

  How are abstentions and broker non-votes treated?

        A shareholder entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. A shareholder may also abstain from voting on the proposals to fix the number of directors and to approve the proposed amendments to the 1995 Stock Incentive Plan. The judges will treat votes withheld from the election of any nominee for director and abstentions from any other proposal as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast for or against any matter. If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, the judges will treat these shares as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on the matter.

  What information do I need to attend the Annual Meeting?

        We do not use tickets for admission to the Annual Meeting. If you are voting in person, we may ask for photo identification.

  How does the Board recommend that I vote my shares?

        The Board recommends a vote FOR the Directors' proposal to fix the number of directors at thirteen and to elect the nominated Directors set forth in this document and a vote FOR the proposed amendments to the 1995 Stock Incentive Plan.

        With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion in the best interests of S.Y. Bancorp. At the date this Proxy Statement went to press, the Board of Directors had no knowledge of any business other than that described herein that would be presented for consideration at the Annual Meeting.

  Who will bear the expense of soliciting proxies?

        S.Y. Bancorp will bear the cost of soliciting proxies in the form enclosed. In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees. We reimburse brokers holding Common Stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such Common Stock.

  Is there any information that I should know about future annual meetings?

        Any shareholder who intends to present a proposal at the 2005 Annual Meeting of Shareholders (the "2005 Annual Meeting") must deliver the proposal to the Corporate Secretary at 1040 East Main Street, Louisville, Kentucky 40206 not later than November 20, 2004, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. In addition, S.Y. Bancorp's Bylaws impose certain advance notice requirements on a shareholder nominating a director or submitting a proposal to an Annual Meeting. Such notice must be submitted to the secretary of S.Y. Bancorp no later than January 22, 2005. The notice must contain information prescribed by the Bylaws, copies of which are available from the secretary. These requirements apply even if the shareholder does not desire to have his or her nomination or proposal included in S.Y. Bancorp's proxy statement.

ITEM 1.    ELECTION OF DIRECTORS

Directors' Proposals to Fix the Number of Directors and to Elect Directors

        The articles of incorporation and bylaws of S.Y. Bancorp provide that the Board of Directors be composed of nine to twenty-five members. Each year the Board of Directors recommends the number for the coming year and presents a resolution to be adopted by the shareholders at the Annual Meeting. The Board of Directors has recommended that the number of directors constituting the Board be fixed at thirteen for the ensuing year, subject to approval by shareholders at the Annual Meeting. If the four individuals nominated are elected, there will be eleven individuals serving on the Board following the date of the 2004 Annual Meeting. The Board of Directors may appoint individuals to fill vacancies. Our Board of Directors has determined that each of the eight non-employee directors satisfies the independence requirements of the American Stock Exchange.

        Our Board of Directors consists of three classes, as nearly equal in size as possible. Each class generally serves a three-year term. Messrs. Brooks and Simon and Dr. Gall are nominees for reelection. Dr. Taylor was elected as a director of Bancorp and the Bank at the July 2003 meetings of each entity. Length of terms and term expiration dates are included in the table below.

Information with Respect to Nominees and Continuing Directors

The following table sets forth information as to persons who serve as our Directors.

		S.Y. Bancorp Common Stock Beneficially Owned at January 31, 2004
Name, Age, and Year Individual Became Director(1)	Principal Occupation; Certain Directorships(2)(3)	Amount(4)(5)		% of Class
Nominees to Serve a Three-Year Term Expiring 2007
David H. Brooks Age 61 Director since 1985	Chairman and Chief Executive Officer, S.Y. Bancorp, Inc. and Stock Yards Bank & Trust Company(7)	214,353	(8)(9)	1.55%
Stanley A. Gall, M.D. Age 67 Director since 1994	Professor of Obstetrics and Gynecology University of Louisville	14,776	(19)	(6)
Nicholas X. Simon Age 45 Director since 2002	President and CEO, Publishers Printing Company LLC	18,998	(9)(19)	(6)
Nominee to Serve a Two Year Term Expiring 2006
Robert Taylor Age 64 Director since 2003(10)	Professor of Management and Dean Emeritus University of Louisville	2,464	(19)	(6)
Continuing Directors—Term Expiring 2006
James E. Carrico Age 62 Director since 1978	Local Managing Director, Acordia of Kentucky	42,077		(6)
Bruce P. Madison Age 53 Director since 1989	President and CEO Plumbers Supply Company, Inc.	52,175	(11)(19)	(6)
Jefferson T. McMahon Age 67 Director since 2000	Retired; Private Investor(12)	21,183	(19)	(6)
Continuing Directors—Term Expiring 2005
Charles R. Edinger, III Age 54 Director since 1984	Vice President, J. Edinger & Son, Inc.	242,973	(13)(19)	1.76%
David P. Heintzman Age 44 Director since 1992	President, S.Y. Bancorp, Inc. and Stock Yards Bank & Trust Company(14)	229,308	(15)	1.66%

Continuing Directors—Term Expiring 2005
Norman Tasman Age 52 Director since 1995	President, Tasman Industries, Inc. and Tasman Hide Processing, Inc.	257,784	(16)(19)	1.86%
Kathy C. Thompson Age 42 Director since 1994	Executive Vice President, S.Y. Bancorp, Inc. and Stock Yards Bank & Trust Company(17)	117,911	(18)	(6)

(1)
Ages listed are as of December 31, 2003.

(2)
Except as otherwise noted, each director and nominee has been engaged in his or her chief occupation for five years or more.

(3)
No director or nominee holds any directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such act or any company registered as an investment company under the Investment Company Act of 1940.

(4)
This column includes, where noted, shares in which members of the nominee's or director's immediate family have a beneficial interest. The column does not, however, include the interest of certain of the listed nominees or directors in shares held by other non-dependent family members in their own right. In each case, the principal disclaims beneficial ownership of any such shares, and declares that the listing in this Proxy Statement should not be construed as an admission that the principal is the beneficial owner of any such securities.

(5)
Includes 8,000 shares subject to currently exercisable stock options issued under S.Y. Bancorp's stock option plan for each non-employee director except as follows:

Mr. Simon	400
Mr. Taylor	0
Mr. McMahon	1,600
Mr. Tasman	4,800
(6)
Less than one percent of outstanding S.Y. Bancorp Common Stock.

(7)
Mr. Brooks was appointed Chairman and Chief Executive Officer of Bancorp and the Bank in January, 1993. He has been with the Bank since 1971.

(8)
Includes 121,000 shares subject to currently exercisable stock options issued under S.Y. Bancorp's Stock Option Plans; 45,656 shares owned by Mr. Brooks' wife; and 18,392 shares held in Mr. Brooks' ESOP and 401(k) accounts.

(9)
Includes 12,000 shares held by Publishers Printing Company, LLC.

(10)
Dr. Taylor was elected as a director of Bancorp and the Bank at the meetings of the respective Boards of Directors held in July 2003.

(11)
Includes 20,910 shares jointly owned by Mr. Madison and his wife; and 1,738 shares owned by Mr. Madison's wife.

(12)
Prior to his retirement in 1996, Mr. McMahon was an owner of Wendy's franchised stores in Louisville, Kentucky.

(13)
Includes 45,307 shares owned by Mr. Edinger's wife and 138,230 shares owned by a family partnership for which Mr. Edinger shares voting control and derives approximately 8.5% economic benefit.

(14)
Mr. Heintzman was appointed President of Bancorp and the Bank in January 1993. He has been with the Bank since 1985.

(15)
Includes 168,120 shares subject to currently exercisable stock options issued under S.Y. Bancorp's Stock Option plans; 5,738 shares owned by Mr. Heintzman's wife; 3,860 shares held by Mr. Heintzman as custodian for his minor daughter; and 13,182 shares held in Mr. Heintzman's ESOP and 401(k) accounts.

(16)
Includes 184,000 shares owned by Mr. Tasman's mother for which Mr. Tasman shares voting control but from which he derives no economic benefit. Includes 51,404 shares held jointly by Mr. Tasman and his wife; and 4,791 shares held as custodian for their minor son.

(17)
Ms. Thompson joined the Bank in June, 1992.

(18)
Includes 102,800 shares subject to currently exercisable stock options issued under S.Y. Bancorp's Stock Option Plans and 6,484 shares held in Ms. Thompson's ESOP and 401(k) accounts.

(19)
Includes shares held in Director's Deferred Compensation plan as follows:

Mr. Brooks	972
Dr. Gall	486
Mr. Simon	1,398
Dr. Taylor	464
Mr. Madison	19,788
Mr. McMahon	3,782
Mr. Edinger	1,435
Mr. Tasman	12,789

        Messrs. Brooks and Heintzman and Ms. Thompson are among S.Y. Bancorp's executive officers. S.Y. Bancorp's executive officers serve at the pleasure of S.Y. Bancorp's Board of Directors, and there are no arrangements or understandings regarding their selection or appointment as officers of S.Y. Bancorp.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF
Messrs. Brooks and Simon and Drs. Gall and Taylor.

CORPORATE GOVERNANCE AND RELATED MATTERS

BOARD OF DIRECTORS' MEETINGS, COMMITTEES AND FEES

        During 2003, the Board of Directors of S.Y. Bancorp held seven regularly scheduled and special meetings. All directors of S.Y. Bancorp are also directors of the Bank. During 2003, the Bank's Board of Directors held thirteen regularly scheduled and special meetings.

        All directors attended at least 75% of the number of meetings of the Board and committees of the Board on which they served. All directors are expected to attend annual meetings of shareholders, and all attended the 2003 Annual Meeting.

        S.Y. Bancorp has standing Audit and Compensation Committees of the Board of Directors. Bancorp is in the process of forming a Nominating and Corporate Governance Committee. This committee will be comprised of independent non-employee directors and responsibilities of the committee will be set forth in a written charter satisfying the American Stock Exchange's corporate governance standards, requirements of federal securities law, and incorporating other best practices. Among the committee's duties will be identifying and evaluating candidates for election to the board of directors, including consideration of candidates suggested by shareholders. In the absence of a formal nominating committee, these duties have been performed by the full board of directors.

Audit Committee

        The Board of Directors of S.Y. Bancorp, Inc. maintains an Audit Committee comprised of four directors who are not officers of S.Y. Bancorp. The Audit Committee is comprised of Messrs. Carrico, Madison, McMahon and Simon. Each of these individuals meets the American Stock Exchange independence requirements for membership on an audit committee. The Board of Directors has adopted a written charter for the Audit Committee, and this charter is included as Appendix A to this proxy statement.

        The Audit Committee oversees S.Y. Bancorp's financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee, among other things, considers the appointment of the independent auditors for S.Y. Bancorp, reviews with the auditors the plan and scope of the audit and audit fees, monitors the adequacy of reporting and internal controls, meets regularly with internal and independent auditors, reviews the independence of the independent auditors, reviews S.Y. Bancorp's financial results as reported in Securities and Exchange Commission filings, and approves all auditing and non auditing services performed by its independent auditors. The Audit Committee meets with our management at least quarterly to consider the adequacy of our internal controls and the objectivity of our financial reporting. This Committee also meets with the independent auditors and with our own appropriate financial personnel and internal auditors regarding these matters. Both the independent auditors and the internal auditors regularly meet privately with this Committee and have unrestricted access to this Committee. The Audit Committee held five meetings during 2003. The Board of Directors has determined that Jefferson T. McMahon is an audit committee financial expert for S.Y. Bancorp and is independent as described in the paragraph above. See "CORPORATE GOVERNANCE AND RELATED MATTERS—REPORT OF THE AUDIT COMMITTEE" for more information.

Compensation Committee

        The members of the Compensation Committee are Messrs. Madison and Tasman and Drs. Gall and Taylor, all of whom are independent non-employee Directors. The functions of this committee include making recommendations to our Board of Directors establishing the compensation of executive officers and reviewing the compensation of Directors. The Compensation Committee held three meetings during 2003.

How are Directors compensated?

        For 2003, non-employee directors received an annual retainer of $2,400. Bancorp's directors received $900 for each meeting of S.Y. Bancorp's Board of Directors he or she attended, if the meeting was not held immediately before or after a meeting of the Board of Directors of the Bank. S.Y. Bancorp's directors are also directors of the Bank, and received $900 for each Bank board meeting attended.

        Non-employee directors of S.Y. Bancorp and the Bank who are members of the various committees of the Board of Directors received $400 per meeting of S.Y. Bancorp's Audit Committee, $400 per meeting of S.Y. Bancorp's Compensation Committee, $400 per meeting attended of the Bank's Trust Committee, and $300 per meeting attended of the Bank's Loan Committee.

        Directors may defer all or a portion of their fees under our deferred compensation plan.

        Under the 1995 Stock Incentive Plan non-employee directors receive a one-time grant of options to purchase 1,000 shares of S.Y. Bancorp Common Stock. These options were granted at the fair market value of S.Y. Bancorp Common Stock at the time of the grant and are adjusted for subsequent stock splits, stock dividends, etc.

        Shareholders may communicate directly to the Board of Directors in writing by sending a letter to the Board at: S.Y. Bancorp Board of Directors, P.O. Box 32890, Louisville, KY 40232-2890 or by a secure e-mail via the Company's website at www.syb.com. All communications directed to the Board of Directors will be received and processed by the Audit Committee, or when in place, the Nominating and Corporate Governance Committee without any editing or screening.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee acts under a written charter approved and adopted by the Board of Directors. The Audit Committee reviews S.Y. Bancorp's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

        The Committee discussed with management, the internal auditors and the independent auditors the quality and adequacy of S.Y. Bancorp's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed both with the independent and internal auditors their audit plans, audit scope and identification of audit risks. The Committee also discussed the results of the internal audit examinations.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that S.Y. Bancorp's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the quarterly and year end consolidated financial statements contained in filings with the Securities and Exchange Commission with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communication With Audit Committees.

        In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from S.Y. Bancorp and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No.1, Independence Discussions With Audit Committees. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to S.Y. Bancorp is compatible with the auditors' independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements be included in S.Y. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

The Audit Committee of the Board of Directors of S.Y. Bancorp, Inc.

James E. Carrico, Chairman	Bruce P. Madison
Jefferson T. McMahon	Nicholas X. Simon

        The following table presents fees for professional audit services rendered by KPMG LLP for the audits of S.Y. Bancorp's financial statements for 2003 and 2002 and fees billed for other services rendered by KPMG LLP:

	2003	2002
Audit fees, excluding audit related(1)	$89,000	$81,000
Audit-related fees(2)	7,250	2,300
Tax fees(3)	19,415	19,340
All other fees	—	—

Total fees	$115,665	$102,640

(1)
Audit fees include fees for the consolidated audit and review of Form 10-K as well as fees for the reviews of quarterly financial information filed with the SEC on Form 10-Q and FDICIA procedures.

(2)
Audit related fees consisted of FHLB reporting, Sarbanes-Oxley consultations, and work performed related to research and consultation relating to the accounting for the Bank's deferred director's fees plan.

(3)
Tax fees include tax compliance and tax consulting services. Tax consulting fees consist primarily of consultations regarding deferred compensation plans and partnerships that yield low-income housing tax credits.

        The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except they have pre-approved the performance of audit-related services for which fees may total up to $5,000 annually. Audit-related fees of $4,750 were incurred under this approval.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, our Directors and persons who own more than 10% of a registered class of S.Y. Bancorp's common stock to file initial reports of ownership and changes in ownership with the SEC and the AMEX. Such executive officers, Directors and shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from the applicable executive officers and our Directors, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis for the year ended December 31, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Set forth in the following table is the beneficial ownership of our Common Stock as of January 31, 2004 for each person or entity known by us to beneficially own more than five percent of the outstanding shares of our Common Stock; our executive officers not shown in the table under the heading, "Election of Directors;" all our Directors and executive officers as a group; and Directors, executive officers and employees as a group. "Executive Officer" means the chairman, president, any vice president in charge of a principal business unit, division or function, or other officer who performs a policy making function or any other person who performs similar policy making functions and is so designated by the Board of Directors. For a description of the voting and investment power with respect to the shares beneficially owned by the eleven directors and nominees for election as directors of S.Y. Bancorp, see the table under the heading, "Election of Directors."

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of S.Y. Bancorp Common Stock (1)
Stock Yards Bank & Trust Company 1040 East Main Street Louisville, Kentucky 40206	1,292,105(2)	9.5%
Gregory A. Hoeck	21,721(4)	(3)
Phillip S. Smith	82,358(5)	(3)
Nancy B. Davis	99,490(6)	(3)
Directors and executive officers of Bancorp as a group (14 persons)	1,395,850(7)	9.9%
Directors, executive officers, and employees of S.Y. Bancorp and the Bank as a group (285 persons)	2,012,796(8)	14.0%

(1)
Shares of S.Y. Bancorp Common Stock subject to currently exercisable options under S.Y. Bancorp's Stock Incentive Plan are deemed outstanding for purposes of computing the percentage of S.Y. Bancorp Common Stock beneficially owned by the person and group holding such options but are not deemed outstanding for purposes of computing the percentage of S.Y. Bancorp Common Stock beneficially owned by any other person or group.

(2)
Held by the Bank as agent, trustee, personal representative and in other fiduciary capacities, including 184,169 shares held as Trustee under the Stock Yards Bank & Trust Company's Employee Stock Ownership Plan (the "ESOP"). As to 180,337 shares held in the ESOP participants direct the Bank, as Trustee, to vote the vested portion of the participant's account balance attributable to S.Y. Bancorp Common Stock. The non-vested shares held by the Bank as Trustee under the ESOP (together with any shares for which no directions are received from plan participants) may then be voted in the same proportions as the directions given to the Bank, as Trustee, by the respective participants.

(3)
Less than one percent of outstanding S.Y. Bancorp Common Stock.

(4)
Includes 14,960 shares subject to currently exercisable stock options issued under S.Y. Bancorp's Stock Option Plans; and 2,761 shares held in Mr. Hoeck's ESOP and 401(k) accounts.

(5)
Includes 62,960 shares subject to currently exercisable stock options issued under S.Y. Bancorp's Stock Option Plans; 384 shares held jointly by Mr. Smith and his wife; and 8,849 shares held in Mr. Smith's ESOP and 401(k) accounts.

(6)
Includes 78,300 shares subject to currently exercisable stock options issued under S.Y. Bancorp's Stock Option Plans; 6,504 shares owned by Ms. Davis' husband; and 5,759 shares held in Ms. Davis' ESOP and 401(k) accounts.

(7)
Includes 571,980 shares subject to currently exercisable stock options and 55,427 shares held in ESOP and 401(k) accounts.

(8)
The shares held by the group include 167,466 shares held by non-executive officers and employees of the Bank. In addition, 185,620 shares are subject to currently exercisable stock options held by non-executive officers of the Bank and 263,860 shares are held by present employees of the Bank in their ESOP and 401(k) accounts, with sole voting power and no current investment power. S.Y. Bancorp has not undertaken the expense and effort of compiling the number of shares certain officers and employees of the Bank may hold other than directly in their own name.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee is comprised of four members of the Board of Directors who are not, nor have they been, employees of S.Y. Bancorp or the Bank and who satisfy the independence requirements of the American Stock Exchange. The Committee is responsible for establishing and administering S.Y. Bancorp's executive compensation programs and the Board of Directors has adopted a written charter for the Compensation Committee. The compensation philosophy of the Committee supports S.Y. Bancorp's primary objective of creating value for its shareholders. The Compensation Committee strives to ensure the compensation of S.Y. Bancorp's executive officers is adequate to attract and retain talented individuals with proven abilities to lead S.Y. Bancorp and the Bank so growth and profitability are realized while maintaining stability and capital strength. The Committee believes the following compensation strategies for S.Y. Bancorp's executive officers, including the Chief Executive Officer (the "CEO"), achieve this objective.

        The committee has contracted with compensation consulting firms to study the Bank's executive officers' compensation. These reviews have identified compensation practices as well as peer banks based on size, complexity, and demographics. The reviews also identified similar positions within each peer bank to compare with each of the Bank's executive officers. Factors considered when comparing other institutions' compensation information to that of the Bank include growth of earnings per share, and return on average assets and equity. The Compensation Committee updated the information in these studies by reference to 2003 proxy information for peer banks, and the peer group has been modified to delete and add peers as circumstances (eg. acquisitions) change. For 2003 the peer group was comprised of 15 banks. Because there is a qualitative relationship between performance and executive officer compensation, the salary increases noted in the Summary Compensation Table were made in light of S.Y. Bancorp's and the Bank's market and earnings growth and other favorable factors. Salaries are based on individual performance contributions within a competitive salary range. Pay levels are competitive within a range the Committee considers reasonable and necessary.

        Base Salary.    Executive officers' salaries are determined by evaluating both the most recent comparative peer data as described above and the role and responsibilities of their positions. Individual salary increases are reviewed annually and are based on the Bancorp's comparative performance to the peer group and the executive's individual performance during the preceding year. Mr. Heintzman's salary is based on a formula which called for his salary in 2003 to be 85% of the Chief Executive's salary.

        Annual Incentive Compensation.    The objective of annual incentive compensation is to deliver competitive levels of compensation for the attainment of annual financial objectives and operating results. The Committee believes these to be primary drivers of stock price performance over time. The annual determination as to whether incentives will be paid is based upon the achievement of earnings per share growth of at least 10%. The Committee feels that in a time of significant expansion, there is potential for strong earnings growth as long as the process is managed with adequate focus. Therefore, the Committee established an incentive program based upon the achievement of earnings per share goals.

        Long Term Incentives.    The Committee believes the granting of stock options to executives best serves the interests of shareholders by providing those persons having responsibility for the management and growth of S.Y. Bancorp and the Bank with an opportunity to increase their ownership of S.Y. Bancorp Common Stock. By increasing executive officer ownership, these individuals will have an added incentive to maximize shareholder value. Executive officers are granted options, from time to time, giving them the right to purchase S.Y. Bancorp Common Stock at a specified price in the future. The number of stock options granted is based upon individual performance contributions and comparative practices. Based on review of peer data, the Compensation Committee determines the number of shares available for the granting of stock options to each executive officer. These grants have an option price of 100% of the market value on the date of the grant. See the discussion under "Stock Incentive Plan" below.

        Chief Executive Officer's Compensation.    In determining the base pay for Mr. Brooks, the Committee used the factors detailed above. Based on these factors, the Committee increased Mr. Brooks' salary 3.1% to $404,000, effective January 1, 2003. At this level Mr. Brooks' salary approximated the targeted 80th percentile of peers. The Committee established this target based on S.Y. Bancorp's earnings per share growth and return on average assets and equity exceeding the 90th percentile of its peer group.

        Mr. Brooks' annual incentive compensation was determined under an incentive plan which required at least a 10% increase in S.Y. Bancorp's corporate earnings per share over the prior year. The actual payment for 2003 was 32% of base pay for attaining a 13% increase in earnings per share.

        On December 16, 2003, the Compensation Committee granted Mr. Brooks an option to purchase 16,700 shares of Common Stock. This total approximated 30% of Mr. Brooks' base compensation. Again the Compensation Committee based this target on peer comparisons.

        In summary, the Committee believes the total compensation program for S.Y. Bancorp's executive officers is competitive with programs offered by similar institutions, and executive compensation is appropriate to further the goals and objectives of S.Y. Bancorp and the Bank.

The Compensation Committee of the Board of Directors of S.Y. Bancorp, Inc.

Bruce P. Madison, Chairman	Stanley A. Gall
Norman Tasman	Robert L. Taylor

Summary Compensation Table

        The following table shows the compensation paid by the Bank for the three years ended December 31, 2003, for services in all capacities to all executive officers of S.Y. Bancorp.

Summary Compensation Table

Long Term Compen- sation
Annual Compensation
Name and Principal Position
	Year	Salary	Bonus(1)	Other Annual Compensation(2)	Securities Underlying Options	All Other Compensation(3)
David H. Brooks Chairman and Chief Executive Officer	2003 2002 2001	$404,000 391,900 328,553	$129,000 176,400 111,700	— — —	16,700 9,300 12,000	$31,952 29,396 33,038
David P. Heintzman President	2003 2002 2001	343,400 291,700 270,553	110,000 131,300 92,000	— — —	15,000 7,900 10,000	31,1082 9,586 31,112
Kathy C. Thompson Executive Vice President	2003 2002 2001	220,000 210,600 189,528	34,000 65,000 53,500	— — —	9,300 3,400 4,000	30,896 29,203 29,406
Gregory A. Hoeck Executive Vice President	2003 2002 2001	162,000 156,300 146,054	34,000 27,400 24,000	— — —	4,500 2,500 3,250	15,418 15,147 15,641
Phillip S. Smith Executive Vice President	2003 2002 2001	165,000 160,650 141,750	30,000 24,100 24,000	— — —	4,500 2,500 3,250	16,089 15,285 15,596
Nancy B. Davis Executive Vice President, Secretary, Treasurer and Chief Financial Officer	2003 2002 2001	162,000 157,300 141,606	30,000 23,600 24,000	— — —	4,500 2,500 3,250	15,758 15,045 15,539

(1)
Incentive compensation plan is described above. See "Annual Incentive Compensation".

(2)
The aggregate amount of all perquisites and other personal benefits received by the individuals listed in the above table did not exceed the lesser of $50,000 or 10 percent of the total salary and bonus reported for the respective executive officer.

(3)
Includes director compensation. See "CORPORATE GOVERNANCE AND RELATED MATTERS BOARD OF DIRECTORS' MEETINGS, COMMITTEES, AND FEES—How are Directors compensated?" Includes contributions by the Bank to the Bank's defined contribution plans (money purchase, deferred income (401(k)) profit sharing and employee stock ownership plans) as set forth below. Also includes various payments, primarily life insurance policy premiums. The officers' families are the beneficiaries of these policies.

	Mr. Brooks	Mr. Heintzman	Ms. Thompson	Mr. Hoeck	Mr. Smith	Ms. Davis
Director compensation	$11,900	$11,900	$11,900	$—	$—	$—
Contribution to 401(k) plan	12,000	12,000	12,000	9,707	9,890	9,709
Contribution to ESOP	4,000	4,000	4,000	3,236	3,297	3,236
Other	4,052	3,208	2,996	2,475	2,902	2,813

	31,952	31,108	30,896	15,418	16,089	15,758

Stock Incentive Plan

        S.Y. Bancorp has a stock option plan under which options may be granted to officers, other key employees of the Bank, and non-employee directors. Key employees are those persons who, in the judgment of the Compensation Committee, are mainly responsible for the success of the Bank. Options under this plan are granted at the fair market value of S.Y. Bancorp's Common Stock at the time of the grant.

        The following table summarizes options granted during 2003 to the executive officers named in the Summary Compensation Table.

OPTIONS GRANTED IN LAST FISCAL YEAR

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted	% of Total Options Granted in 2003
Name			Exercise Price Per Share	Expiration Date
					5%	10%
David H. Brooks	16,700(1)	11.3%	$21.18	12/16/13	$222,444	$563,716
David P. Heintzman	15,000(1)	10.1	21.18	12/16/13	199,800	506,332
Kathy C. Thompson	9,300(1)	6.3	21.18	12/16/13	123,876	313,926
Gregory A. Hoeck	4,500(2)	3.0	21.18	12/16/13	59,940	151,900
Phillip S. Smith	4,500(2)	3.0	21.18	12/16/13	59,940	151,900
Nancy B. Davis	4,500(1)	3.0	21.18	12/16/13	59,940	151,900
All Shareholders		n/a	21.18	n/a	$181,612,671	$460,242,166

(1)
These options were granted in December 2003 and become exercisable six months following the grant date.

(2)
These options were granted in December 2003 and become exercisable in 20% increments over five years beginning one year after grant date.

(3)
All shareholders are shown for comparison purposes only. The potential realizable value to all shareholders is the aggregate net gain for all shareholders, assuming a hypothetical ten-year option if the price of S.Y. Bancorp stock increases at the assumed annual rates shown in the table. Appreciation is computed using actual strike price of options of $21.18 and is based on actual option term and annual compounding, without regard to the taxes associated with gains upon option exercises. These amounts assume the stated rates of appreciation will be realized. Actual gains, if any, are dependent upon the future performance of the Company's Common Stock. The potential realizable value of stock price appreciation for the option term related to the option grant for all executive officers of S.Y. Bancorp at 5% is $725,939 and at 10% is $1,839,673, which represents .40% of the total potential realizable value for all shareholders at 5% and 10%.

        The following table shows, as to the individuals included in the Summary Compensation Table, information as to aggregate options exercised in 2003 and December 31, 2003 year end option values.

Aggregated Options Exercised In 2003 and 2003 Year End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2003
					Value of Unexercised In the Money Options at December 31,2003(1)
	Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
David H. Brooks	55,160	$813,453	121,000	16,700	$915,432	$—
David P. Heintzman	10,000	152,395	169,120	15,000	1,842,308	—
Kathy C. Thompson	—	—	102,800	9,300	1,331,788	—
Gregory A. Hoeck	—	—	14,960	16,740	119,712	74,915
Phillip S. Smith	7,600	116,200	62,960	18,240	891,592	76,430
Nancy B. Davis	—	—	78,300	4,500	1,002,413	—

(1)
In the money computation based upon December 31, 2003 market value of S.Y. Bancorp's Common Stock of $20.56.

Senior Officer Security Plan

        The Bank has established a Senior Officer Security Plan (the "Security Plan") for a select group of management and highly compensated officers who contribute materially to the continued growth, development, and future business success of the Bank. Life insurance owned and paid for by the Bank has been purchased on each covered officer. The Security Plan is designed so that if the assumptions made as to mortality experience, policy dividends and other factors are realized, the Bank will recover both the cost of benefits and after tax costs of the plan. The amount of benefits to be received under the Security Plan, for the officers listed below, was determined by projecting each participant's current salary amount to that at his/her retirement date. His/her expected social security benefits and expected benefits under the defined contribution plans were also estimated. The Security Plan supplemental retirement benefit amount was determined to be the amount necessary to bring total retirement payments to an approximate 75% of his/her projected salary at retirement age. Under the Security Plan, the following individuals listed in the Summary Compensation Table will receive the following annual supplemental retirement benefits at their normal retirement age of 65. There are also pre-retirement death and disability benefits provided by the Security Plan.

David H. Brooks	$84,000 each year for 15 years
David P. Heintzman	$136,500 each year for 15 years
Kathy C. Thompson	$82,000 each year for 15 years

        In 2001, Phillip S. Smith and Nancy B. Davis were included in a modified version of the Security Plan. The Bank purchased life insurance on each of these two officers. Upon retirement each of these two individuals will receive the investment value of the policies rather than a defined benefit.

Senior Executive Severance Agreement

        The Bank has established a Senior Executive Severance Agreement (the "Severance Agreement") for certain Executive Officers of the Bank. S.Y. Bancorp and the Bank have concluded it to be in the best interests of S.Y. Bancorp, its Shareholders and the Bank to take reasonable steps to help assure key executives of the Bank that they will be treated fairly in the event of a tender offer or takeover bid, or an actual Change in Control. It is important, should S.Y. Bancorp receive take over or acquisition proposals from third parties, that S.Y. Bancorp be able to call upon the key executives of the Bank for their advice and assessment of whether such proposals are in the best interests of shareholders, free of the influences of their personal employment situations. This severance agreement was not entered into because of any belief by management that a Change in Control of S.Y. Bancorp was imminent.

        The Severance Agreement provides that, in the event (1) an executive is forced to resign following a Change in Control of S.Y. Bancorp or (2) an executive voluntarily terminates employment with the Bank for up to three years following a Change in Control, the Bank will pay the executive a severance payment equal to 299 percent of the executive's annual salary. Should voluntary termination occur between 24 and 36 months following the Change in Control, the executive will receive only 2/3 of the severance payment. Furthermore, if the executive is 58 years old or more at the date of the severance payment, the amount of the payment is reduced. As the executive approaches retirement age of 65 years, the severance payment decreases proportionately to zero at age 65. The severance agreement also provides that the Bank pay legal fees and expenses incurred in contesting any termination or enforcing the severance agreement.

Shareholder Return Performance Graph

        The following performance graph compares the performance of Bancorp Common Stock to the Russell 2000 index, the SNL AMEX Bank index and SNL Midwest Bank index for Bancorp's last five fiscal years. The graph assumes the value of the investment in Bancorp Common Stock and in each index was $100 at December 31, 1998, and that all dividends were reinvested.

S.Y. BANCORP, INC.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
S.Y. Bancorp, Inc.	$100.00	93.40	88.11	147.12	166.17	187.02
Russell 2000 Index	100.00	121.26	117.59	120.52	95.83	141.11
SNL AMEX Bank Index	100.00	92.05	87.08	115.15	119.76	171.29
SNL Midwest Bank Index	100.00	78.57	95.15	97.24	103.43	120.07

TRANSACTIONS WITH MANAGEMENT AND OTHERS

        The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain directors and officers of S.Y. Bancorp and the Bank and their associates, as well as with corporations or organizations with which they are connected as directors, officers, shareholders or partners. These banking transactions are made on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. In the opinion of management of S.Y. Bancorp and the Bank, such transactions do not involve more than the normal risk of collectibility or present other unfavorable features. Loans made to directors and executive officers are in compliance with federal banking regulations and are thereby exempt from insider loan prohibitions included in the Sarbanes-Oxley Act of 2002.

        At December 31, 2003, loans to directors and officers of S.Y. Bancorp and the Bank and their associates totaled $6,909,000 equaling 6.9% of the Bancorp's consolidated stockholders' equity.

ITEM 2.    APPROVAL OF AMENDMENTS TO 1995 STOCK INCENTIVE PLAN

        At its April 1995 Annual Meeting, Bancorp's shareholders approved the 1995 Stock Incentive Plan (1995 Plan). The 1995 Plan became effective immediately. Under the 1995 Plan 640,000 shares of stock were reserved and available for issuance. Grants under the 1995 Plan were made in consideration of services rendered or to be rendered by officers and key executives of Bancorp or its subsidiary to encourage them to achieve Bancorp's profit, growth and performance objectives through Common Stock ownership. Grants under the 1995 Plan also included stock options to nonemployee directors whereby each nonemployee director who was serving as such following the 1995 Annual Meeting was granted a nonqualified stock option to purchase 1,000 shares of stock for an exercise price equal to 100% of the fair market value of the stock. Nonemployee directors joining the Board subsequent to that date have also received a nonqualified stock option to purchase 1,000 shares of stock for an exercise price equal to 100% of the fair market value of the stock.

        All shares reserved at the 1995 Annual Meeting have been granted, and in 1999, shareholders approved amendments to the 1995 Plan to reserve an additional 800,000 shares of Common Stock to be available for issuance under the 1995 Plan. At December 31, 2003, 45,920 shares remain available for future grant, and the Board of Directors has recommended that an additional 120,000 shares of Common Stock be reserved and available for issuance under the 1995 Plan.

        At the Compensation Committee's suggestion, the Board of Directors has also recommended that the 1995 Plan be amended to permit additional stock option grants to nonemployee directors of up to a total of 10,000 shares in the discretion of the Compensation Committee of the Board of Directors.

        The Compensation Committee (a committee of directors none of whom are employees of the Bank or Bancorp) determines the persons to receive awards under the 1995 Plan and the number of shares to be subject to each award. Individuals listed in the Executive Compensation Summary Compensation Table have received grants under the 1995 Plan as follows.

Total Options Granted Under 1995 Stock Incentive Plan
David H. Brooks	201,100
David P. Heintzman	180,200
Kathy C. Thompson	94,500
Phillip S. Smith	81,200
Gregory A. Hoeck	33,200
Nancy B. Davis	65,200
All directors, as a group	70,000
All executive officers, as a group	655,400
All employees, excluding executive officers, as a group	668,680

        Under the 1995 Plan, stock appreciation rights may be granted either in conjunction with all or part of any stock option granted under the Plan or alone in addition to other awards granted under the Plan. However, no stock appreciation rights have been granted.

        The number of shares for which stock options may be granted to any single employee will not be limited by the 1995 Plan, except as may be required with respect to "incentive stock options" within the meaning of the Internal Revenue Code of 1986. The total number of persons who may receive grants under the 1995 Plan is limited to employees who are responsible for or contribute to the management, growth or profitability of the business of Bancorp and its subsidiaries. The participants under the 1995 Plan will be selected, from time to time, by the Compensation Committee. The number of employees currently eligible to receive awards under the 1995 Plan is approximately 80. The 1995 Plan provides for adjustments to reflect any future stock dividends, splits or other relevant capitalization changes.

STOCK OPTIONS

        The stock options to be granted under the 1995 Plan may be either incentive stock options or nonqualified stock options. The terms of any nonqualified stock option, including without limitation the exercise price and period of exercise, will be determined by the Compensation Committee in its sole discretion at the time of grant. Incentive stock options will be exercisable within ten years after the date of the grant. No incentive stock option can be granted at an exercise price of less than 100% of fair market value on the date the stock option is granted. The option price of an option may be paid in cash or, as determined by the Compensation Committee, in shares of Common Stock (valued at fair market value on the date of payment). Options will be exercisable on terms to be determined by the Compensation Committee at the time of grant. In the case of incentive stock options, the aggregate fair market value (determined as of the date the stock option is granted) of the stock granted to any option holder (under all plans of Bancorp or any subsidiary) which may become exercisable for the first time in any calendar year may not exceed $100,000, or such other limit as may be imposed under the Internal Revenue Code of 1986.

        Stock options granted under the 1995 Plan are not transferable except by will or the by officers and key employees of Bancorp or its subsidiaries to encourage them to achieve laws of descent and distribution and may be exercised only by the option holder during his or her lifetime. If the employment of an option holder terminates by reason of retirement, the employee may, to the extent the option is exercisable, exercise such option within three months after retirement as an incentive stock option or thereafter until the original expiration date of the option as a nonqualified stock option. In the case of permanent total disability, the option will continue to be exercisable after such a termination of employment, but not beyond the term of the option, to the same extent it could be exercised if the optionee had continued to be employed. If an option holder dies while still employed, the legal representative of the option holder may exercise the option within one year of the date of the holder's death, but not beyond the term of the option, to the same extent the optionee could if he or she had continued to be employed. If the termination of employment of an option holder occurs after a Change in Control and is for reasons other than retirement, death, disability or cause, that individual may exercise the option during the six months following termination to the extent he/she had the right to exercise such option at the date of his/her termination.

STOCK APPRECIATION RIGHTS

        The stock appreciation rights to be granted under the 1995 Plan may be granted either in conjunction with all or part of any stock option granted under the Plan (a related stock appreciation right) or alone (a free standing stock appreciation right) and, in either case, in addition to other awards granted under this Plan. The term of a related stock appreciation right will be the same as the related stock option. The term of a freestanding stock appreciation right will be fixed by the Compensation Committee, but will be no more than ten years after the date such right is granted.

        Stock appreciation rights will be transferable only when and to the extent that a stock option would be transferable. In the event of termination of employment of an employee holding a related stock appreciation right, such right would be exercisable to the same extent that the related stock option is exercisable after such termination. In the event of termination of employment of the holder of a freestanding stock appreciation right, such right would be exercisable to the same extent that a stock option with the same terms and conditions as such freestanding stock appreciation right would have been exercisable in the event of termination of employment of the holder of such stock option.

DISCONTINUANCE AND AMENDMENTS

        The Board of Directors may amend, suspend or terminate the 1995 Plan at any time without restriction. No amendments may, without shareholder approval (to the extent required), increase the total number of shares which may be issued under the 1995 Plan (other than in the case of adjustments to reflect future stock dividends or other relevant capitalization changes), or change the class of employees eligible to participate in the 1995 Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        The following is a brief summary of the principal federal income tax consequences of transactions under the 1995 Plan based on current federal income tax laws. This summary is not Intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Accordingly, a participant should consult a tax advisor with respect to the tax aspects of the 1995 Plan.

        Nonqualified Stock Options.    In general, (I) an optionee will not be subject to tax at the time a nonqualified stock option is granted, and (II) an optionee will include in ordinary income in the taxable year in which he or she exercises a nonqualified stock option an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon disposition of the Common Stock acquired upon exercise, appreciation or depreciation after the date ordinary income is recognized will be treated as capital gain (or loss). Bancorp generally will be entitled to a deduction in an amount equal to a recipient's ordinary income in Bancorp's taxable year in which the optionee includes such amount in income or, under certain circumstances, a later taxable year.

        Incentive Stock Options.    No taxable income will be realized by an option holder upon the grant or exercise of an incentive stock option. If shares are issued to an option holder pursuant to the exercise of an incentive stock option granted under the 1995 Plan and if no disqualifying disposition of such shares is made by such option holder within two years after the date of grant or within one year after the receipt of such shares by such option holder, then (i) upon a sale of such shares, any amount realized in excess of the exercise price of the incentive stock option will be taxed to such option holder as a long-term capital gain and any loss sustained will be a long-term capital loss and (ii) no deduction will be allowed to Bancorp. However, if shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the option holder will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price thereof, and (ii) Bancorp will be entitled to deduct such amount. Any additional gain or loss recognized by the option holder will be taxed as a short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by Bancorp. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the stock option will have the same tax consequences as a nonqualified stock option.

        Stock Appreciation Rights.    No income will be realized by a recipient in connection with the grant of any stock appreciation right. The recipient must include in ordinary income the amount of cash received upon the exercise of a stock appreciation right. If the recipient receives shares of Common Stock upon the exercise of a stock appreciation right, the recipient will incur taxable income to the extent of the aggregate amount of appreciation in the value of the underlying shares of Common Stock at the time of exercise over the exercise price. Bancorp will be entitled to a deduction equal to the amount included in such participant's income by reason of the exercise of any stock appreciation right.

        VOTE REQUIRED

        Approval of these amendments to the 1995 Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Bancorp's Common Stock present or represented at the Annual

Meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THESE AMENDMENTS TO THE 1995 PLAN.

Equity Compensation Plan Information

        The following table furnishes common shares authorized for issuance under equity compensation plans. Bancorp has currently only issued stock options as equity compensation. The 1995 Stock Incentive Plan does include stock appreciation rights; however, it does not contain provisions for stock warrants. For further information on stock options see Note 14 to the consolidated financial statements in Form 10-K.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by shareholders	1,080,840	$12.65	45,920
Equity compensation plans not approved by shareholders(1)	45,120	2.96	—

Total	1,125,960	$12.27	45,920

(1)
These options were granted under the 1984 Stock Option Plan under which all options have been granted. The last grant under this plan occurred in 1994. Of the remaining outstanding options, 4,000 options were granted at a strike price below market value and do not expire. All others were granted at market value and expire in 2004.

INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS

        KPMG LLP has been engaged to audit the consolidated financial statements of S.Y. Bancorp for the past sixteen years. Upon completion of its evaluation process, the Audit Committee recommended KPMG perform the independent audit of S.Y. Bancorp's consolidated financial statements for the year ending December 31, 2004. S.Y. Bancorp's Board of Directors approved the recommendation.

        Representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

ANNUAL REPORT ON FORM 10-K

        A copy of S.Y. Bancorp, Inc.'s 2003 Annual Report on Form 10-K as filed with the Securities and Exchange Commission, without exhibits, will be provided without charge following receipt of a written or oral request directed to: Nancy B. Davis, Executive Vice President, Treasurer and Chief Financial Officer, S.Y. Bancorp, Inc., P.O. Box 32890, Louisville, Kentucky 40232, (502) 625-9176; or nancy.davis@syb.com. A copy of the Form 10-K may also be obtained at the company's website, www.syb.com or the SEC's website, www.sec.gov.

OTHER MATTERS

        The officers and directors of S.Y. Bancorp do not know of any matters to be presented for shareholder approval at the Annual Meeting other than those described in this Proxy Statement. If any other matters should come before the Annual Meeting, the Board of Directors intends that the persons named in the enclosed form of proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

By Order of the Board of Directors
David H. Brooks Chairman and Chief Executive Officer S.Y. Bancorp, Inc.
Louisville, Kentucky March 19, 2004

Appendix A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
of S.Y. Bancorp, Inc./Stock Yards Bank & Trust Co. ("the Company")

Audit Committee Charter

        The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

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  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

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  Monitor the independence and performance of the Company's independent auditors and internal auditing department.

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  Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

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  Encourage adherence to, and continuous improvement of, the Company's policies, procedures, and practices at all levels.

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  Monitor compliance with legal and regulatory requirements.

        The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Audit Committee Composition and Meetings

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  The members of the Audit Committee shall in judgment of the Board of Directors meet the independence and financial literacy standards of the American Stock Exchange (AMEX), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. The Audit Committee shall be comprised of at least four independent directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment.

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  All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including balance sheets, income statements, and cash flow statements.

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  At least one member of the Committee shall meet the requirements of financial expert as defined in applicable SEC regulations.

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  Committee members are expected to enhance their familiarity with finance and accounting and legal/regulatory matters by participating in seminars, conferences, roundtables, and other educational programs conducted by the Company or outside organizations.

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  Audit Committee members shall be appointed and may be replaced by the Board.

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  The Committee shall meet at least four times annually or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Audit Committee shall meet periodically with management, the internal audit director and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

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  The Committee's principal responsibility is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing and/or reviewing those financial statements.

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  While the Committee has the powers and responsibilities set forth in this charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements present fairly the financial position, the results of operations and the cash flows of the Company, in compliance with generally accepted accounting principles. This is the responsibility of management and the outside auditors. In carrying out these oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

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  The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee as representatives of shareholders.

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  The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provide that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

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  The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

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  The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The charter will be published at least every three years in accordance with SEC regulations.

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  The Audit Committee shall perform a self-assessment of audit committee performance annually.

Financial Statement and Disclosure Matters

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

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  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

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  Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

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  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the company's financial statements, including any significant changes in the Company's selection of application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

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  Review and discuss reports from the independent auditors on:

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  All critical accounting policies and practices to be used.

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  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

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  Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

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  Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

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  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

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  Discuss with the internal audit director the identification of related party transactions. Discuss with management and the independent auditor the effect of all related party transactions entered into by the Company.

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  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

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  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

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  Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

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  Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent auditors carried out by the firm, and (c) any steps taken to deal with any such issues.

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  The Committee shall receive from the outside auditors on a periodic basis a formal written statement delineating all relationships between the outside auditors and the Company, consistent with the Independence Standards Board, Standard No. 1, regarding relationships and services, which may impact the objectivity and independence of the outside auditors, and other applicable standards. The statement shall include a description of all services provided by the outside auditors and the related fees. The Committee shall actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the outside auditors and shall evaluate, after gathering information from management, and other Board members, the performance of the outside auditors and recommend that the Board take action to satisfy itself of the independence of the outside auditors.

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  Evaluate the qualification, performance and independence of the independent auditor, including considering whether the auditors quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

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  Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

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  Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

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  Discuss with the lead audit partner issues on which the team consulted with the national office of the independent auditor.

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  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

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  The Committee shall review, with the internal audit director, management and the outside auditors, if deemed appropriate by the Committee:

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  the internal audit budget, staffing and audit plan;

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  material findings of internal audit reviews and management's response, including any significant changes required in the internal auditor's audit plan or scope and any material difficulties or disputes with management encountered during the course of the audit;

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  the effectiveness of or weaknesses in the Company' internal controls, including computerized information system controls and security, the overall control environment and accounting and financial controls; and

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  the adequacy and effectiveness of disclosure controls and procedures and management's reports thereon.

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  The Committee shall obtain from the outside auditors their recommendation regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and review the correction of controls deemed to be deficient.

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  The Committee shall review the appointment, performance and replacement of the senior internal auditing executive, and the activities, organizational structure and qualifications of the persons responsible for the internal audit function.

Compliance Oversight Responsibilities

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  Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (illegal acts) has not been implicated.

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  Obtain reports from management that employees of the company are in conformity with the Company's Code of Business Conduct and Ethics. Advise the Board with respect to the Company's policies and procedures regarding compliance with the Company's Code of Business Conduct and Ethics.

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  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

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  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

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  On at least an annual basis, review attorneys' letters, or a summary thereof, discussing any legal matters that could have a significant impact on the organizations' financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies. Attorneys will be available to further discuss issues raised in attorneys' letters.

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  Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

S.Y. BANCORP, INC.
1040 EAST MAIN STREET
LOUISVILLE, KENTUCKY 40206

PROXY FOR HOLDERS OF COMMON STOCK
ANNUAL MEETING OF SHAREHOLDERS—APRIL 21, 2004

This proxy is solicited by the Board of Directors of S.Y. Bancorp, Inc.

        The undersigned hereby appoints David H. Brooks and David P. Heintzman, or either of them, attorneys with power of substitution and revocation to each, to vote any and all shares of Common Stock of S.Y. Bancorp, Inc. ("Bancorp") held of record by the undersigned, in the name and as the proxy of the undersigned, at the Annual Meeting of shareholders of Bancorp (the "Annual Meeting") to be held at Churchill Downs, The Derby Room, 700 Central Avenue, Louisville, Kentucky 40208, on April 21, 2004, at 10:00 a.m., Eastern Time, or any adjournment thereof, hereby revoking any prior proxies to vote said stock, upon the following proposals more fully described in the Notice of and Proxy Statement for the meeting (receipt of which is hereby acknowledged):

(1)	FOR	☐	AGAINST	☐	ABSTAIN	☐	a proposal to approve the action of the Board of Directors fixing the number of directors at thirteen (13) and electing at the Annual Meeting four (4) directors.
(2)	ELECTION OF DIRECTORS—				Nominees are: David H. Brooks, Stanley A. Gall, Nicholas X. Simon and Robert L. Taylor
Mark one box only.
		☐	FOR ALL nominees listed above
		☐	FOR ALL nominees listed above EXCEPT the following:
		☐	WITHHOLD authority to vote for ALL nominees listed above
(3)	FOR	☐	AGAINST	☐	ABSTAIN	☐
a proposal to approve the proposed amendments to the 1995 Stock Incentive Plan to reserve an additional 120,000 shares of Common Stock for issuance under the Plan and to permit additional stock option grants to nonemployee directors of up to a total of 10,000 shares.
(4)	OTHER BUSINESS. To consider and act upon such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

        The Board of Directors recommends a vote "FOR" the above proposals.

        This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted for the proposals stated. If any other business is presented at such meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Date	, 2004
(Signatures)

        Should the above signed be present and elect to vote at the Annual Meeting of Shareholders or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        Please sign exactly as your name appears on this proxy card; (refer to adhesive label below). When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required but each holder should sign, if possible.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

QuickLinks

PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS
ITEM 1. ELECTION OF DIRECTORS
CORPORATE GOVERNANCE AND RELATED MATTERS BOARD OF DIRECTORS' MEETINGS, COMMITTEES AND FEES
REPORT OF THE AUDIT COMMITTEE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER INFORMATION REPORT ON EXECUTIVE COMPENSATION
OPTIONS GRANTED IN LAST FISCAL YEAR
TRANSACTIONS WITH MANAGEMENT AND OTHERS
  ITEM 2. APPROVAL OF AMENDMENTS TO 1995 STOCK INCENTIVE PLAN
INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS
ANNUAL REPORT ON FORM 10-K
OTHER MATTERS
  Appendix A
PROXY FOR HOLDERS OF COMMON STOCK ANNUAL MEETING OF SHAREHOLDERS—APRIL 21, 2004